Exhibit 10.1

CREDIT FACILITY NOTE

   Up to $500,000
Rochester, New York

May 7, 2008

FOR VALUE RECEIVED, on the Maturity Date (as defined below) and as permitted herein, DOCUMENT SECURITY SYSTEMS, INC., a corporation formed under the laws of the State of New York (the “Borrower”), with offices at First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York 14614, promises to pay to the order of TAIKO III CORP., a New York corporation (the “Lender”) at Lender’s offices or at such other place as the Lender may designate in writing, the principal sum of the principal amount of loans (the “Loans”) outstanding hereunder, as conclusively evidenced on Schedule 1 attached hereto plus all accrued and unpaid interest on May 6, 2009 (the “Maturity Date”).

1.   INTEREST; PREPAYMENT.

(a)  Interest shall accrue on the unpaid principal amount hereof, computed on the basis of the actual number of days elapsed in a 360-day year, at a rate per annum which shall be equal to six percent (6.0%) per annum. All payments, including insufficient payments, shall be credited, regardless of their designation by Borrower, first to collection expenses due hereunder, then to interest due and payable but not yet paid, and the remainder, if any, to principal. All payments by Borrower or any endorser of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

(b) The outstanding principal amount due and payable under this Note, at any time, may be prepaid by the Borrower, in whole but not in part, at the option of the Borrower, subject to the following provisions. In the event that the Borrower desires to prepay this Note, it shall provide the Lender with prior written notice of such prepayment and shall within five (5) days after providing such notice pay to the Lender: (i) the entire principal amount then outstanding; (ii) all interest accrued thereon to such date of prepayment; and (iii) the amount of additional interest that would have accrued and been payable had such outstanding principal amount remained outstanding until the Maturity Date. Upon Lender’s receipt of the entire prepayment amount, this Note shall be cancelled and of no further force or effect.

(c) In the event that the Borrower or any of its subsidiaries or other affiliates, at any time this Note is outstanding, closes on financing, whether debt, equity, or otherwise, in which the Borrower raises gross proceeds in an aggregate amount of at least $2,000,000, the Lender, by providing notice, in writing (the “Prepayment Demand Notice”), to the Borrower, may demand that the Borrower prepay all, but not less than all of the outstanding principal amount and all interest accrued thereon. The Lender’s right to demand such prepayment hereunder may be exercised by Lender’s providing the Prepayment Demand Notice to the Borrower at any time within fifteen (15) days after the date that the Borrower provides notice to the Lender that it has closed on the applicable financing. Upon Lender’s receipt of the outstanding principal amount and all accrued interest through and until the date of prepayment, this Note shall be cancelled and of no further force or effect. The Lender’s failure to exercise its rights hereunder with respect to any applicable financing, shall not be deemed to be a waiver of its right to exercise such rights with respect to future financings. Notwithstanding the foregoing, the provisions of this Paragraph 1(c) shall not apply to any financing transaction which is pending on the date of this Note.

2.   CREDIT FACILITY. The principal amount of the Loans available under this credit facility, in the aggregate, shall not exceed Five Hundred Thousand Dollars ($500,000). In the event that Borrower at any time desires to draw down on this credit facility it may request that Lender provide additional Loans by providing written notice, in the form of Exhibit A annexed hereto (the “Loan Notice”) to Lender not less than two (2) business days prior to the date for provision of such Loans. The funds provided to Borrower, with respect to each such Loan provided pursuant to this credit facility shall be used by Borrower only for the purposes specifically provided in the Loan Notice which have been approved by Lender (the “Permitted Uses”). In the event that Lender has not pre-approved, in writing, the use of funds pursuant to this credit facility for any purpose set forth in a Loan Notice, then Borrower’s right to draw down a Loan for such purpose shall be subject to Lender’s approval, which may be withheld for any reason or no reason. Lender is hereby authorized by Borrower to enter and record on Schedule 1 attached hereto the amount of each Loan made under this credit facility and each payment of principal thereon without any further authorization on the part of Borrower or any endorser of this Note. The entry of a Loan on said schedule shall be prima facie and presumptive evidence of the entered Loan and its conditions. Lender's failure to make an entry, however, shall not limit or otherwise affect the obligations of Borrower or any endorser or guarantor of this Note.

3.   REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

(a) Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposes to be engaged, is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the assets, liabilities, financial condition or results of operations of the Borrower (a “Material Adverse Effect”).

(b) Borrower has full power and authority to execute and deliver this Note, the Registration Rights Agreement in the form annexed hereto as Exhibit B (the “Registration Rights Agreement”) and any other agreements entered into between Borrower and Lender in connection with the Loans contemplated hereunder (collectively, the “Loan Documents”) and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any governmental or administrative authority, instrumentality, or agency is required as a condition to the validity of this Note or any of the other Loan Documents.

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(c) This Note and the and the other Loan Documents are each legal, valid, and contain binding obligations of Borrower enforceable against Borrower in accordance with each of their terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

(d) The execution, delivery and performance of this Note and the other Loan Documents by Borrower does not (i) violate any of the provisions of Borrower’s Certificate of Incorporation or by-laws or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to Borrower or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Borrower’s debt or otherwise) or other understanding to which Borrower is a party or by which any property or asset of Borrower is bound or affected other than the Fagenson Credit Agreement (as defined below) and the White Credit Agreement (as defined below). No consent (including, without limitation, from shareholders or creditors of Borrower) is required for Borrower to enter into and perform its obligations hereunder other than from the Fagenson Credit Agreement and the White Credit Agreement. For purposes hereof, the “Fagenson Credit Agreement” shall mean that certain Credit Agreement, dated January 4, 2008, between Borrower and Fagenson & Co., Inc. and the “White Credit Agreement” shall mean that certain Credit Agreement, dated January 4, 2008, between Borrower and Patrick White.

(e) SEC Reports; Financial Statements. Borrower has made available to Lender, or such is available on the Securities and Exchange Commission’s (“SEC”) EDGAR database, a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”)), definitive proxy statement, and other filings filed with the SEC by Borrower (collectively, the “SEC Reports”). Borrower has timely filed all forms, statements and documents required to be filed by it with the SEC and is current in its reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the date hereof. All documents required to be filed as exhibits to the SEC Reports have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those that have expired in accordance with their terms, and Borrower is not in material default thereunder. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the Securities Act and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by subsequently filed SEC Reports.  The consolidated financial statements of Borrower and its subsidiaries, including the notes thereto, included in the SEC Reports (the “Financial Statements”) were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q). The Financial Statements fairly present the financial condition and operating results of Borrower at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments).

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(f) Capitalization. The authorized capital stock of Borrower and the number of shares of each class and series of capital stock of Borrower issued and outstanding is as reported in the most recently filed SEC Report.

(g)  Absence of Certain Changes.  Since December 31, 2007 (the “Balance Sheet Date”), the Borrower and its subsidiaries have conducted their respective businesses in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or is reasonably likely to result in, or to the best of the Borrower’s knowledge any event beyond the Borrower’s control that is reasonably likely to result in, a Material Adverse Effect to Borrower (ii) any acquisition, sale or transfer of any material asset of the Borrower or any of its subsidiaries other than in the ordinary course of business and consistent with past practice; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Borrower or any revaluation by Borrower of any of its assets or the assets of any of its subsidiaries; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of its capital stock, or any direct or indirect redemption, purchase or other acquisition by Borrower of any shares of its capital stock; or (v) any material contract entered into by Borrower or any of its subsidiaries, other than in the ordinary course of business, or any amendment or termination of, or default under, any material agreement to which Borrower or any of its subsidiaries is a party or by which it is bound other than as reported in the SEC Reports. None of the Borrower nor any of its subsidiaries has agreed, since the Balance Sheet Date, to do any of the things described in the preceding clauses (i) through (v).

(h)  Absence of Undisclosed Liabilities. None of the Borrower nor any of its subsidiaries has any material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Financial Statements as of the Balance Sheet Date (the “Balance Sheet”), (ii) those incurred in the ordinary course of business and not required to be set forth in the Balance Sheet under GAAP, (iii) those incurred in the ordinary course of business since the Balance Sheet date and not reasonably likely to have a Material Adverse Effect on the Borrower, (iv) those incurred in connection with this Note and/or any of the other Loan Documents; and (v) those incurred pursuant to the Fagenson Credit Agreement and the White Credit Agreement.

(i)  Compliance with Legal Requirements. Borrower and each of its subsidiaries is in compliance with all applicable material federal, state, local, municipal, foreign, international, multinational or other laws, statutes, constitutions, principles of common law, resolutions, ordinances, codes, edicts, decrees, rules, regulations, rulings or requirements issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (“Legal Requirements”), except where the failure to do so would not have a Material Adverse Effect. None of Borrower nor any of its subsidiaries has received any notice or other communication from any person or entity regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, except where such actual or possible violation would not have a Material Adverse Effect. Borrower and/or its subsidiaries, as applicable, have obtained all material permits, certificates and licenses required by any Legal Requirement for the conduct of its respective business and the ownership of its respective assets. None of Borrower nor any of its subsidiaries is in violation of any such permit, certificate or license, and no Legal Proceedings (defined hereafter) are pending or, to the knowledge of Borrower, threatened to revoke or limit any such permit, certificate or license, except where the failure to do so would have a Material Adverse Effect.

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(j)  Legal Proceedings. Except as disclosed in the SEC Reports, there is no pending or threatened action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other governmental body or any arbitrator or arbitration panel (collectively, “Legal Proceedings”), and to the Borrower’s knowledge, no person or entity has threatened to commence any Legal Proceeding, that (i) involves or affects Borrower, any of its subsidiaries, or any of their respective assets owned or used by any of them, or (ii) that challenges the provisions of the Loans contemplated hereunder or any of the other transactions contemplated by the Loan Documents, except where any of the foregoing would not have a Material Adverse Effect. There is no writ, decree, permanent injunction, order or similar action in which Borrower or any of its subsidiaries is named or to which any of the assets of Borrower or any of its subsidiaries are subject.

(k)  Registration Rights. Except as disclosed in the SEC Reports, no person or entity has any right to cause Borrower to effect the registration under the Securities Act of any securities of Borrower.

4.   EVENTS OF DEFAULT.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)  Any default in the payment of the principal and accrued interest on this Note when such payment becomes due and payable, under the terms of this Note, and such default shall not have been remedied in full within five (5) business days after the date on which notice of such failure or breach shall have been delivered;

(ii)  Borrower shall fail to observe or perform any other material obligation or shall breach any material term or provision of this Note or any of the other Loan Documents and such failure or breach shall not have been remedied within five (5) business days after the date on which notice of such failure or breach shall have been delivered;

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(iii)  Borrower shall commence, or there shall be commenced against Borrower or any subsidiary of Borrower a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or Borrower or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or any subsidiary, or there is commenced against Borrower or any subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or Borrower or any subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or Borrower or any subsidiary makes a general assignment for the benefit of creditors; or Borrower or any subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Borrower or any subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Borrower or any subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by Borrower or any subsidiary for the purpose of effecting any of the foregoing;

(iv)  Borrower or any subsidiary shall default in any of its respective obligations in excess of $50,000 under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of Borrower or any subsidiary, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable and such default shall not have been remedied in full within the applicable cure periods provided;

(v) Borrower (A) shall be a party to any Change of Control Transaction (as defined below) or (B) shall agree to sell or dispose all or in excess of 40% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction). “Change of Control Transaction” means the occurrence of any of: (A) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of Borrower, by contract or otherwise) of in excess of 40% of the voting securities of Borrower, (B) a replacement at one time or over time of more than one-half of the members of Borrower's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (C) the merger of Borrower with or into another entity that is not wholly-owned by Borrower or the consolidation or sale of 40% or more of the assets of Borrower in one or a series of related transactions, or (D) the execution by Borrower of an agreement to which Borrower is a party or by which it is bound, providing for any of the events set forth in (A), (B) or (C) immediately preceding;

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(vi) Any funds advanced by Lender to the Borrower pursuant to a Loan under this credit facility are used by the Borrower for any purpose other than a Permitted Use, without the express written consent of Lender.

(b) Acceleration upon and Event of Default. If any Event of Default occurs, the full principal amount of this Note shall become, at Lender’s election, immediately due and payable in cash. The Lender need not provide and Borrower hereby waives any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Lender at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(c) Right to Convert upon Default; Registration Rights.

(i) Upon an Event of Default, Lender shall have the right, in its sole and absolute discretion, at any time within sixty (60) days after the occurrence of such Event of Default (the “Conversion Election Period”) to convert (a “Conversion”) all or any portion of the outstanding principal amount of this Note and all accrued interest thereon (collectively, the “Convertible Amount”) into such number of shares of Borrower’s common stock, par value $.02 per share (the “Conversion Shares”) determined as provided in paragraph (ii) below.

(ii) In the event that Lender desires to effect a Conversion pursuant to the provisions of this Section 4(c), Lender shall deliver written notice to Borrower, in the form of Exhibit C annexed hereto (the “Conversion Notice”), which Conversion Notice shall include, among other information, the Convertible Amount. The number of Conversion Shares issuable to Lender shall be equal to the quotient obtained by dividing the Convertible Amount by the Conversion Price. For the purposes hereof the “Conversion Price” shall be equal to sixty-seven percent (67%) of the average closing price of the Common Stock, as reported on the American Stock Exchange or any other exchange or quotation system on which the Common Stock is then traded or quoted, for the ten (10) consecutive trading days prior to the date of the Conversion Notice; provided, however, that the Conversion Price shall not be less than Two Dollars ($2.00) nor more than Five Dollars ($5.00). In the event that on the date of the Conversion Notice the Common Stock is not traded on a national securities exchange, quoted on any of the Nasdaq markets or on the OTC Bulletin Board, or the market value is not otherwise readily determinable, then the Conversion Price shall be determined in good faith by Borrower’s board of directors based on a value equal to sixty-seven percent (67%) of fair market value; provided, however, that the Conversion Price shall not be less than Two Dollars ($2.00) nor more than Five Dollars ($5.00). A certificate for the Conversion Shares shall be delivered to Lender promptly after delivery of the Conversion Notice by Lender and any other documents that are reasonably requested by Borrower.

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(iii) Any portion of the outstanding principal amount and/or accrued interest thereon that is not converted by Lender to Conversion Shares, pursuant to the provisions of this Section 4(c), shall continue to be due and payable to Lender, and Lender shall have all rights and remedies available to it for the collection of such unpaid amounts.

(iv) The Conversion Shares shall be entitled such registration rights as set forth in the Registration Rights Agreement.

5.   Negative Covenants.  So long as any portion of this Note is outstanding, unless Borrower has obtained Lender’s prior written consent, Borrower will not and will not permit any of its subsidiaries to directly or indirectly:

(a)  other than Permitted Indebtedness (defined hereafter), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b) other than Permitted Liens (defined hereafter), enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) amend its certificate of incorporation, bylaws so as to materially adversely affect any rights of Lender;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire any of its own securities;

(e) repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, other than regularly scheduled interest payments as such terms are in effect as of the date of issuance of this Note (the “Note Issuance Date”); provided, however, that no regularly scheduled principal and interest payments may be made if, at the time such payment is due or is otherwise made or after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing;

(f) pay cash dividends or distributions on any equity securities of Borrower; or

(g) enter into any agreement with respect to any of the foregoing.

“Permitted Indebtedness” shall mean (i) any indebtedness existing on the Note Issuance Date as disclosed in the SEC Reports or otherwise disclosed in Schedule 2 annexed hereto, including indebtedness incurred pursuant to the Fagenson Credit Agreement and the White Credit Agreement; (ii) any debt financing that is used to acquire, directly or indirectly, substantially all of the capital stock or assets of an unrelated entity via purchase, merger, reverse merger or by any other means; and (iii) any indebtedness incurred in the ordinary course of the Borrower’s business.

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“Permitted Lien” shall mean the individual and collective reference to the following: (i) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of Borrower) have been established in accordance with GAAP; (ii) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Borrower and its consolidated subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien; (iii) liens created in connection with any indebtedness described in clause (ii) of the definition of Permitted Indebtedness above; and (iv) liens created in connection with the indebtedness incurred by the Borrower pursuant to the credit facilities provided under the Fagenson Credit Agreement and the White Credit Agreement.

6.   MISCELLANEOUS

(a) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its rules on conflicts of laws.

(b) Attorneys Fees and Expenses. In the event that Lender is required to enforce any of its rights under this Note, Borrower shall pay all expenses incurred by Lender in connection therewith including, without limitation, the payment of reasonable attorneys’ fees.

(c) Notices, etc. All notices and other communications provided for under this Note shall be in writing and mailed or transmitted or delivered, if to Borrower, at Borrower's address indicated in the preamble hereto and if to Lender, at its then current principal place of business, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 6(c). Except as otherwise provided in this Note, all such notices and communications shall be effective (i) on receipt if delivered by hand; (ii) one (1) business day after delivered to a nationally recognized overnight carrier; or (iii) three (3) business days following deposit, postage fully paid, in the mails by certified mail.

(d)  No Waiver. No failure or delay on the part of Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

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(e) Amendments. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(f) Successors and Assigns. This Note shall be binding upon Borrower and its heirs, legal representatives, successors and permitted assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof. Lender may assign this Note in its sole and absolute discretion, and the assignee will thereby assume the status of Lender pursuant to this Note and all rights and obligations thereof. Borrower may not assign its rights or obligations under this Note without the prior written consent of Lender, which consent may be withheld for any reason or no reason in the Lender’s sole and absolute discretion.

(g) Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

(h) Entire Agreement. This Note, along with the other Loan Documents, set forth the entire agreement of Borrower and Lender with respect to the terms contained herein and may be modified only by a written instrument executed by Borrower and Lender.

(i) Headings. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Note.

(j) Waiver of Right to Trial by Jury. BORROWER HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS NOTE OR ANY TRANSACTIONS HEREUNDER.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Note to be executed and delivered as of the day and year and at the place first above written.

BORROWER: DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Patrick White
Name: Patrick White
Title: Chief Executive Officer

LENDER: TAIKO III CORP.

By:	/s/ Robert T. Girards
Name: Robert T. Girards
Title: President

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SCHEDULE 1 TO CREDIT FACILITY NOTE

LOANS

SCHEDULE 2 TO CREDIT FACILTY NOTE

PERMITTED INDEBTEDNESS

None.

EXHIBIT A TO CREDIT FACILITY NOTE

FORM OF LOAN NOTICE

Loan Notice

Pursuant to the Credit Facility Note dated May 7, 2008 (the “Note”), Document Security Systems, Inc. hereby requests that Taiko III Corp. advance funds pursuant to the Note as follows:

Date of request: ___________ ___, 200_

Date receipt of funds is requested: ____________ ___, 200_
(Must be at least two business days from date of request):

Amount requested: $____________________

Individual or entity that shall receive funds:
Address of such individual or entity:

Contact person of entity:

Purpose(s) for which the funds are requested:

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name:
Title:

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EXHIBIT B TO CREDIT FACILITY NOTE

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _______ ___, 200___, between DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), and TAIKO III CORP., a New York corporation (the “Lender”).

This Agreement is made pursuant to the Credit Facility Note, dated as of May 7, 2008, between the Company and the Lender (the “Note”).

The Company and the Holder hereby agree as follows:

1.  Definitions

As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s shares of common stock, par value $0.02 per share.

“Demand Notice” shall have the meaning set forth in Section 2(a).

“Demand Registration Statement” shall have the meaning set forth in Section 2(a).

“Effective Date” means the date that any Registration Statement is declared effective by the Commission.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Effectiveness Date” means, with respect to the initial Demand Registration Statement required to be filed pursuant to Section 2(a), if any, the 150th calendar day following the date of the Demand Notice described in Section 2(a), and with respect to any Follow-up Registration Statements which may be required pursuant to Section 2(c), the 90th calendar day following the date on which a Follow-up Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to the initial Demand Registration Statement required to be filed pursuant to Section 2(a), the 45th calendar day following the date of the Demand Notice described in Section 2(a) hereof and, with respect to any Follow-up Registration Statements which may be required pursuant to Section 2(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such Follow-up Registration Statement related to the Registrable Securities.

“Follow-up Registration Statements” shall have meaning set forth in Section 2(c).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Majority-in-Interest” means Holders holding, in the aggregate, at least a majority of the Registrable Securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Plan of Distribution” shall have the meaning set forth in Section 2(g).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the shares of Common Stock issued by the Company pursuant to the conversion rights under the Note and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement in which the Registrable Securities are required to be included, pursuant to the provisions of this Agreement, and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

ARTICLE I.

“Trading Day” means a day on which the New York Stock Exchange and/or the American Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

2. Registration.

(a) Demand Registration Rights. Commencing on the date that the Registrable Securities are initially issued, the Holders shall have the right, by written notice to the Company, signed by Holders holding a Majority-in-Interest of the then outstanding Registrable Securities (“Demand Notice”), to request the Company to register for resale all of the Registrable Securities included by the Holders in the Demand Notice under and in accordance with the provisions of the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 by filing with the Commission a Registration Statement covering the resale of such Registrable Securities (“Demand Registration Statement”).  The Demand Registration Statement required hereunder shall be filed on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such Registration Statement will be on Form S-1 or another appropriate form) by the applicable Filing Date. The Company shall use commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act after the filing thereof, and in any event no later than the applicable Effectiveness Date, and shall keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) three (3) years after the Effective Date, (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Holders (the time from the effectiveness of a Registration Statement until the earlier of “(i)”, “(ii)” or “(iii)”, the “Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b) Restrictions on Demand Registration. The Company may postpone for up to thirty (30) days the filing or the effectiveness of a Demand Registration Statement if the Company reasonably determines that such Demand Registration Statement would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided, however, that in such event, the Holders shall be entitled to withdraw such request and, if such request is withdrawn, such request for demand registration shall not count as a request for demand registration under Section 2(a) above and the Company shall pay all Registration Expenses (as defined in Section 4(a) below) in connection with such registration. The Company may delay the filing or effectiveness of a Demand Registration Statement hereunder only once in any twelve-month period. Except as otherwise provided in this Section 2(b) and any obligation the Company may have to file Follow-up Registration Statements, pursuant to Section 2(c), the Holders shall be limited to one (1) Demand Registration Statement under this Section 2. provided that the Company maintains the effectiveness of such Demand Registration Statement for the applicable Effectiveness Period.

(c) Continuing Demand Registration Rights. If all of the Registrable Securities to be included in the Demand Registration Statement filed pursuant to Section 2(a) cannot be so included due to SEC Guidance, and there is not an effective Registration Statement otherwise covering the Registrable Securities that were not included in the Demand Registration Statement due to SEC Guidance, then the Company shall prepare and file by the applicable Filing Date for such Registration Statement(s), such number of additional Registration Statements (“Follow-up Registration Statements”) as may be necessary in order to ensure that all Registrable Securities included by the Holders in the Demand Notice are covered by an existing and effective Registration Statement. Accordingly, for example, if shares included in the initial Demand Registration Statement filed under Section 2(a) are removed from such Registration Statement filed under Section 2(a) due to SEC Guidance, and SEC Guidance again require shares to be removed for such newly filed Registration Statement under this Section 2(c), then the Company will prepare and file additional Registration Statements until such time as all such required shares are covered by effective Registration Statements. Any Follow-up Registration Statements to be filed under this Section shall be for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such Follow-up Registration Statement will be on Form S-1 or another appropriate form). The Company shall cause such Follow-up Registration Statements to be declared effective under the Securities Act as promptly as possible after the filing thereof, and in any event no later than the applicable Effectiveness Date, and shall keep such Registration Statements continuously effective under the Securities Act during the Effectiveness Period applicable to each such Follow-up Registration Statement. By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of such Follow-up Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Follow-up Registration Statement (whether or not such filing is technically required under such Rule).

(d)  Company’s Failure to Comply with Certain Obligations. If: (i) any Registration Statement required to be filed pursuant to Section 2(a) or Section 2(c) is not filed on or prior to the applicable Filing Date; (ii) any Registration Statement required to be filed pursuant to Section 2(a) or Section 2(c) is not declared effective by the Commission by the Effectiveness Date; (iii) after the Effective Date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than twenty (20) consecutive calendar days or more than an aggregate of thirty (30) calendar days (which need not be consecutive calendar days) during any 12-month period; or (iv) the Company shall fail for any reason to satisfy the current public information requirements under Rule 144 as to the applicable Registrable Securities (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), (ii) and (iv) the date on which such Event occurs, and for purpose of clause (iii) the date on which such 20 or 30 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1%) of the amount of principal and interest converted pursuant to the Note (the “Conversion Amount”) which is applicable to any such unregistered Registrable Securities then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 10% of the aggregate Conversion Amount pursuant to the Note. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(d) in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) Piggyback Registration Rights. If, at any time after the Registrable Securities are initially issued there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) the Holders are subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information it obtains, (iv) the Holders are subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to any SEC Guidance, then the Company may reduce, in accordance with the provisions of Section 2(c) hereof, the number of securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(f) Cutback Provisions. With respect to any Registration described in Section 2(e) hereof, in the event all of the Registrable Securities cannot be included in a Registration Statement due to SEC Guidance or underwriter cutbacks, the Holders agree that the Registrable Securities may be removed from such Registration Statement as is required by SEC Guidance or underwriter cutbacks prior to removal of any securities offered for sale by the Company in connection with a primary offering of its securities (“Company Securities”). Additionally, unless (i) otherwise agreed to by Holders holding a Majority-in-Interest of the then outstanding Registrable Securities or (ii) required by any SEC Guidance, all securities other than the Company Securities shall be removed from any such Registration Statement prior to the removal of any of the Registrable Securities.

(g) Plan of Distribution. Each Registration Statement, including a Follow-up Registration Statement, required hereunder shall contain the Plan of Distribution in the form attached hereto as Annex A (“Plan of Distribution”) (which may be modified to respond to comments, if any, received by the Commission).

3.  Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)  Not less than five (5) Trading Days prior to the applicable Filing Date of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to the Holders, to conduct a reasonable investigation within the meaning of the Securities Act. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) on, or prior to, the earlier of (i) five (5) Trading Days prior to the Filing Date or (ii) the end of the fourth (4th) Trading Day following the date on which the Holder receives draft materials in accordance with this Section.

(b)  (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holder true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company may excise any information contained therein which would constitute material non-public information if the Holder has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)  If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holder of not less than the number of such Registrable Securities.

(d)  Notify the Holder of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to the Holder until such information otherwise becomes public, unless disclosure by the Holder is required by law; provided, further, that notwithstanding the Holder’s agreement to keep such information confidential, the Holder makes no acknowledgement that any such information is material, non-public information.

(e)  Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)  Furnish to the Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system need not be furnished in physical form.

(g)  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to clauses (iii) through (vi) of Section 3(d).

(h)  Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws (as defined in Section 4(a) below) of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject, or file a general consent to service of process in any such jurisdiction.

(i)  If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the applicable Registration Statement, which certificates, to the extent permitted by the Securities Act and the agreement with respect to the transfer of the Registrable Securities, (i) shall be free of all restrictive legends, and (ii) shall be in such denominations and registered in such names as such Holder may reasonably request.

(j)  Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12) month period.

(k)  Comply with all applicable rules and regulations of the Commission.

(l)  The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to the Holder shall be tolled, and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4.   Registration Expenses.

(a)  All fees and expenses incident to the performance of or compliance with this Agreement by the Company (“Registration Expenses”) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and auditors) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities laws (“Blue Sky laws”) reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with any filing by the Company, with respect to the initial filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the FINRA pursuant to NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except as otherwise provided in this Agreement, for any legal fees or other costs of the Holders.

(b)  In connection with the filing of any Registration Statement in which Registrable Securities are included, the Company shall be required to pay fees and disbursements of one (1) special legal counsel to represent the Holders, to be selected by Holders holding a Majority-in-Interest of the Registrable Securities included in such Registration Statement; provided, however, that the Company’s obligations under this Section 4(b) shall not exceed $25,000 with respect to any Registration Statement.

5.   Indemnification.

(a)  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)  Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

(d)  Contribution. If the indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.  Miscellaneous.

(a)  Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)  No Piggyback on Demand Registration Statements. Except as set forth on Annex C attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Demand Registration Statements other than the Registrable Securities.

(c)  Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)  Discontinued Disposition. Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders holding a Majority-in-Interest of the then outstanding Registrable Securities. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(e).

(f)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Note.

(g)  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder to any Person(s) to whom such Holder transfers any of its Registrable Securities.

(h)  No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Annex C, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(i)  Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j)  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Note.

(k)  Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)  Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n)  Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name: Patrick White
Title: Chief Executive Officer

TAIKO III CORP.

By:
Name: Robert T. Girards
Title: President

Annex A

Plan of Distribution

The Holder and any of its pledgees, assignees and successors-in-interest (collectively, the “Selling Stockholders”) may, from time to time, sell any or all of their shares of common stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law, other than the settlement of short sales.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440-1.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions; provided, however, the Selling Stockholders may not engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may not sell shares of the common stock short and deliver these securities to close out their short positions, and may not loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) two years after the date is declared effective, (ii) such time as all of the securities covered by this prospectus have been publicly sold by the Selling Stockholders, or (iii) such time as all of securities covered by this prospectus may be sold by the Selling Stockholders pursuant to Rule 144. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

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Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

DOCUMENT SECURITY SYSTEMS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Document Security Systems, Inc., a New York corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐      No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐      No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐      No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐      No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Note.

(a)	Type and Amount of other securities of the Company beneficially owned by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

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PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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EXHIBIT C TO CREDIT FACILITY NOTE

FORM OF CONVERSION NOTICE

Conversion Notice

Pursuant to the Credit Facility Note dated May 7, 2008 (the “Note”), ______________ hereby requests the conversion of all or a portion of the outstanding principal amount of the Note and accrued interest thereon into shares of Document Security Systems, Inc. (“Shares”) to be issued to as follows:

Date of Event of Default: _________ ____, 200_

Date of Conversion Request: _______ ____, 200_

Total Outstanding Principal Amount and Accrued Interest: $_________________

Amount to be Converted: $__________________

Name in which Certificate for shares is to be issued:
Address of Delivery of Certificate:

Contact person of Entity:

By:
Name:
Title:

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